UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

FORM N-Q

AUGUST 31, 2017

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 25.3%
CONSUMER DISCRETIONARY - 2.8%
Auto Components - 0.4%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,160,000	$1,193,698	(a)
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	350,000	362,687
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	430,000	450,958
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	320,000	335,200
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	480,000	486,000	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	1,590,000	1,680,630	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,730,000	1,820,825	(a)

Total Auto Components				6,329,998

Automobiles - 0.2%
General Motors Co., Senior Notes	3.500%	10/2/18	1,180,000	1,199,703
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	110,000	111,125
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	530,662
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	120,000	122,344
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	800,000	835,866

Total Automobiles				2,799,700

Hotels, Restaurants & Leisure - 0.2%
Aramark Services Inc., Senior Notes	5.000%	4/1/25	1,020,000	1,078,956	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	470,000	493,500
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	590,000	606,225	(a)

Total Hotels, Restaurants & Leisure				2,178,681

Household Durables - 0.2%
Lennar Corp., Senior Notes	4.750%	11/15/22	500,000	524,375
Lennar Corp., Senior Notes	4.500%	4/30/24	380,000	394,250
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	42,241
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	307,125
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	488,563
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	930,000	967,200

Total Household Durables				2,723,754

Internet & Direct Marketing Retail - 0.5%
Amazon.com Inc., Senior Notes	3.875%	8/22/37	3,230,000	3,342,571	(a)
Amazon.com Inc., Senior Notes	4.050%	8/22/47	3,190,000	3,295,687	(a)

Total Internet & Direct Marketing Retail				6,638,258

Media - 0.9%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	635,091
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	66,672
DISH DBS Corp., Senior Notes	7.875%	9/1/19	620,000	682,775
DISH DBS Corp., Senior Notes	6.750%	6/1/21	820,000	907,125
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,000,000	1,083,750
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	2,460,000	2,706,000	(a)
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	2,040,000	2,140,980	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	760,000	801,785	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	800,000	867,016	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	650,000	803,938
Time Warner Cable LLC, Senior Notes	4.000%	9/1/21	1,520,000	1,585,108
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	210,000	247,893
UBM PLC, Notes	5.750%	11/3/20	920,000	972,347	(a)

Total Media				13,500,480

Multiline Retail - 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,710,000	1,812,600

Textiles, Apparel & Luxury Goods - 0.3%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	2,540,000	2,654,300	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	1,120,000	1,176,000

Total Textiles, Apparel & Luxury Goods				3,830,300

TOTAL CONSUMER DISCRETIONARY				39,813,771

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 1.0%
Beverages - 0.3%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	2,620,000	$2,729,904
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	660,000	755,426

Total Beverages				3,485,330

Food & Staples Retailing - 0.2%
Cencosud SA, Senior Notes	4.875%	1/20/23	648,000	691,620	(c)
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	608,142
CVS Health Corp., Senior Notes	4.000%	12/5/23	620,000	664,483
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	18,402	20,157	(a)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	62,382	71,375
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	361,298
Kroger Co., Senior Notes	5.150%	8/1/43	560,000	599,801

Total Food & Staples Retailing				3,016,876

Food Products - 0.1%
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,470,000	1,602,059

Tobacco - 0.4%
BAT Capital Corp., Senior Notes	3.557%	8/15/27	2,230,000	2,266,335	(a)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	2,090,000	2,167,607	(a)
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	600,000	616,249
Reynolds American Inc., Senior Notes	8.125%	6/23/19	810,000	896,586

Total Tobacco				5,946,777

TOTAL CONSUMER STAPLES				14,051,042

ENERGY - 6.1%
Energy Equipment & Services - 0.2%
Ensco PLC, Senior Notes	8.000%	1/31/24	460,000	416,300
Halliburton Co., Senior Bonds	3.800%	11/15/25	1,490,000	1,541,902
Halliburton Co., Senior Notes	4.850%	11/15/35	910,000	989,967

Total Energy Equipment & Services				2,948,169

Oil, Gas & Consumable Fuels - 5.9%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	459,809
Anadarko Petroleum Corp., Senior Bonds	7.950%	6/15/39	2,330,000	3,070,027
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	2,890,000	3,074,362
Antero Resources Corp., Senior Notes	5.000%	3/1/25	830,000	817,550
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	1,070,000	1,101,675
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	2,700,000	3,145,500	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	450,000	466,875	(a)
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	60,000	62,250	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,260,000	1,266,300
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	120,000	106,650
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	3,490,000	3,585,654
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,340,000	1,427,100	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	860,000	985,476
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	42,842
Devon Energy Corp., Senior Notes	5.000%	6/15/45	950,000	967,370

Ecopetrol SA, Senior Bonds	4.125%	1/16/25	720,000	723,600
Ecopetrol SA, Senior Notes	5.875%	9/18/23	2,200,000	2,446,400
Ecopetrol SA, Senior Notes	5.375%	6/26/26	350,000	373,275
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,620,000	1,582,497
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,410,000	1,513,698

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	4,550,000	$4,697,875	(a)
Kerr-McGee Corp., Notes	6.950%	7/1/24	380,000	449,662
Kinder Morgan Energy Partners LP, Senior Notes	3.950%	9/1/22	360,000	375,462
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,573,851
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	171,791	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,360,000	2,666,068	(c)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,529,122	(a)
LUKOIL International Finance BV, Senior Notes	6.656%	6/7/22	350,000	395,392	(c)
MPLX LP, Senior Notes	4.875%	6/1/25	550,000	590,126
Noble Energy Inc., Senior Notes	4.150%	12/15/21	800,000	847,904
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	180,000	175,950
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	180,000	191,948
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	1,010,000	1,032,680
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	5,090,000	4,995,835
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	2,305,299
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	5,040,000	4,755,240
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	280,000	322,644
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,400,000	3,207,900
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	700,000	726,250	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	330,000	344,025
QEP Resources Inc., Senior Notes	5.250%	5/1/23	305,000	291,275
Range Resources Corp., Senior Notes	5.875%	7/1/22	200,000	205,000	(a)
Range Resources Corp., Senior Notes	5.000%	3/15/23	170,000	168,725	(a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	420,000	404,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	112,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,175,132
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	2,240,000	2,475,304	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	2,540,000	2,787,650	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,360,000	2,502,044	(a)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	317,082	309,155	(a)
Shell International Finance BV, Senior Notes	4.375%	5/11/45	2,140,000	2,306,005
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,720,000	2,244,153
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,110,000	3,249,950	(a)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	2,990,000	3,094,650	(a)
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	30,000	28,275
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	820,000	764,650
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	220,000	229,350
WPX Energy Inc., Senior Notes	6.000%	1/15/22	20,000	20,725
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,660,000	2,932,650

Total Oil, Gas & Consumable Fuels				84,875,627

TOTAL ENERGY				87,823,796

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FINANCIALS - 6.0%
Banks - 4.2%
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	9/18/17	370,000	$327,912	(d)(e)
Banco Mercantil De Norte, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	260,000	274,612	(a)(d)(e)
Banco Mercantil De Norte, Junior Subordinated Notes (7.625% to 1/6/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	260,000	280,670	(a)(d)(e)
Bank of America Corp., Senior Notes	3.875%	8/1/25	600,000	631,522
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	300,000	303,914	(d)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	1,720,000	1,782,456
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000	2,032,359
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,120,000	1,401,604	(a)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	950,000	1,073,500	(a)(d)(e)
BPCE SA, Subordinated Bonds (12.500% to 9/30/19 then 3 mo. USD LIBOR + 12.980%)	12.500%	9/30/19	1,022,000	1,226,226	(a)(d)(e)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,680,000	2,895,742	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,084,900
Citigroup Inc., Junior Subordinated Bonds (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	1,310,000	1,416,437	(d)(e)
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,308,000	1,445,793
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,902,292
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	2,610,000	2,769,027
Compass Bank, Subordinated Notes	3.875%	4/10/25	560,000	563,397
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	2,150,000	2,340,465
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	300,000	319,007
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	1,300,000	1,448,333	(a)(d)(e)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,650,000	1,960,332	(a)(d)(e)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	300,000	319,500	(d)(e)
HSBC Holdings PLC, Junior Subordinated Bonds (6.000% to 5/22/27 then USD 5 year ICE Swap Rate + 3.746%)	6.000%	5/22/27	780,000	822,120	(d)(e)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	440,000	475,364
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,050,000	1,099,338
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,485,449	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,230,000	1,260,670	(a)
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	2,090,000	2,114,431
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,230,000	1,300,215
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	981,733	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,700,000	1,886,257
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	7,320,000	7,732,123
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	900,000	940,771	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,390,000	1,620,010	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	10/2/17	130,000	131,178	(d)(e)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	4,768,000	5,176,131
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	862,028
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	3,740,000	3,997,078
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	540,097

Total Banks				60,224,993

Capital Markets - 0.7%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	310,000	333,823
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	2,110,000	2,369,003
Goldman Sachs Capital II, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.768%, min. coupon 4.000%)	4.000%	10/2/17	75,000	67,681	(d)(e)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	740,000	828,637
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	678,105
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,910,000	2,536,252
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,610,000	1,689,109
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	530,000	606,148
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	10/2/17	100,000	0	*(e)(f)(g)(h)(i)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	*(f)(g)(h)(i)
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	359,967

Total Capital Markets				9,468,725

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Consumer Finance - 0.4%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,140,000		$1,473,450
DAE Funding LLC, Senior Notes	4.500%	8/1/22	232,000		237,220	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	220,000		225,500	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	2,020,000		2,298,570
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,288,000		1,424,850
Navient Corp., Senior Notes	5.500%	1/15/19	640,000		664,192

Total Consumer Finance					6,323,782

Diversified Financial Services - 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,850,000		1,996,111
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	1,440,000		1,477,922
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000		1,223,272
Indian Railway Finance Corp. Ltd., Senior Secured Bonds	7.270%	6/15/27	100,000,000	INR	1,550,990
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	170,000		177,863	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,290,000		1,344,825	(a)
Power Finance Corp. Ltd., Senior Bonds	7.280%	6/10/22	100,000,000	INR	1,570,702

Total Diversified Financial Services					9,341,685

Insurance - 0.1%
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	830,000		958,650
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	20,000		28,073	(a)

Total Insurance					986,723

TOTAL FINANCIALS					86,345,908

HEALTH CARE - 2.0%
Biotechnology - 0.1%
Celgene Corp., Senior Notes	3.625%	5/15/24	160,000		167,350
Celgene Corp., Senior Notes	5.000%	8/15/45	460,000		527,328

Total Biotechnology					694,678

Health Care Equipment & Supplies - 0.7%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	1,000,000		1,099,753
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,970,000		2,004,475
Becton, Dickinson & Co., Senior Notes	3.700%	6/6/27	4,110,000		4,169,419
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,750,000		2,627,075	(a)

Total Health Care Equipment & Supplies					9,900,722

Health Care Providers & Services - 1.0%
Aetna Inc., Senior Notes	2.800%	6/15/23	170,000		172,719
Anthem Inc., Senior Notes	3.125%	5/15/22	500,000		515,853
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,120,000		1,024,800
Cardinal Health Inc., Senior Notes	3.410%	6/15/27	1,150,000		1,166,187
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	1,740,000		1,665,144
Centene Corp., Senior Notes	4.750%	5/15/22	400,000		421,800
Centene Corp., Senior Notes	6.125%	2/15/24	220,000		237,325
Centene Corp., Senior Notes	4.750%	1/15/25	310,000		320,850
Dignity Health, Secured Bonds	5.267%	11/1/64	860,000		921,620
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000		450,180	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	540,000		623,700
HCA Inc., Senior Notes	5.875%	5/1/23	1,170,000		1,282,905
HCA Inc., Senior Secured Notes	5.250%	6/15/26	10,000		10,788
Humana Inc., Senior Notes	3.150%	12/1/22	1,160,000		1,192,502
Humana Inc., Senior Notes	8.150%	6/15/38	480,000		708,754
Humana Inc., Senior Notes	4.625%	12/1/42	180,000		197,563
UnitedHealth Group Inc., Senior Notes	4.625%	7/15/35	1,200,000		1,383,376
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,580,000		1,611,600

Total Health Care Providers & Services					13,907,666

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Pharmaceuticals - 0.2%
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	700,000	$704,375
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	80,000	75,491
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	420,000	387,040
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	140,000	138,775	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,900,000	1,871,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	190,000	162,925	(a)

Total Pharmaceuticals				3,340,106

TOTAL HEALTH CARE				27,843,172

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.0%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	560,000	568,400	(a)

Airlines - 0.2%
Air 2 U.S., Notes	8.027%	10/1/19	88,558	91,879	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	6,840	7,028
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,614,136	1,779,585
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	8,447	8,995
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	484,278	561,705
U.S. Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	26,039	26,690

Total Airlines				2,475,882

Commercial Services & Supplies - 0.2%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	310,780
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	239,000	249,875
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	310,000	332,955
Waste Management Inc., Senior Notes	3.500%	5/15/24	430,000	452,262
West Corp., Senior Notes	5.375%	7/15/22	1,330,000	1,348,287	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	40,000	40,700	(a)

Total Commercial Services & Supplies				2,734,859

Electrical Equipment - 0.1%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,170,000	1,212,315

Industrial Conglomerates - 0.2%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	763,000	(a)
General Electric Co., Senior Notes	5.875%	1/14/38	1,320,000	1,726,033
General Electric Co., Senior Notes	6.875%	1/10/39	670,000	978,662

Total Industrial Conglomerates				3,467,695

Machinery - 0.1%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	920,000	949,900	(a)

TOTAL INDUSTRIALS				11,409,051

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INFORMATION TECHNOLOGY - 1.1%
IT Services - 0.2%
First Data Corp., Senior Notes	7.000%	12/1/23	60,000	$64,800	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,800,000	1,880,982	(a)
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	855,937	(a)

Total IT Services				2,801,719

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp., Senior Notes	3.700%	7/29/25	70,000	74,685
Intel Corp., Senior Notes	4.900%	7/29/45	810,000	960,370
Micron Technology Inc., Senior Notes	5.250%	1/15/24	80,000	83,600	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	11,000	11,673

Total Semiconductors & Semiconductor Equipment				1,130,328

Software - 0.3%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	1,690,000	1,647,037
Microsoft Corp., Senior Notes	3.300%	2/6/27	2,450,000	2,554,992

Total Software				4,202,029

Technology Hardware, Storage & Peripherals - 0.5%
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	4,130,000	4,222,659	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	3,410,000	3,596,276	(a)

Total Technology Hardware, Storage & Peripherals				7,818,935

TOTAL INFORMATION TECHNOLOGY				15,953,011

MATERIALS - 2.8%
Chemicals - 0.7%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	2,910,000	3,299,213	(c)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,359,534
OCP SA, Senior Notes	5.625%	4/25/24	3,460,000	3,749,429	(a)
Westlake Chemical Corp., Senior Notes	4.875%	5/15/23	830,000	867,350

Total Chemicals				9,275,526

Construction Materials - 0.2%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,450,000	2,585,975	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	250,000	268,625	(a)

Total Construction Materials				2,854,600

Containers & Packaging - 0.1%
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	561,875
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	660,000	673,127
WestRock RKT Co., Senior Notes	3.500%	3/1/20	70,000	72,213
WestRock RKT Co., Senior Notes	4.000%	3/1/23	40,000	42,541

Total Containers & Packaging				1,349,756

Metals & Mining - 1.8%
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	1,520,000	1,805,000
ArcelorMittal SA, Senior Notes	7.250%	3/1/41	840,000	976,752
Arconic Inc., Senior Notes	5.870%	2/23/22	1,170,000	1,284,075
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	465,000	511,925
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	380,000	460,204
BHP Billiton Finance USA Ltd., Subordinated Notes (USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	1,330,000	1,546,125	(a)(d)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	600,000	681,000	(a)
Freeport-McMoRan Inc., Senior Notes	6.500%	11/15/20	44,000	45,100
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	380,000	413,725
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	530,930	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	120,000	125,255	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	1,490,000	1,511,703	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	2,146,907
Southern Copper Corp., Senior Notes	5.250%	11/8/42	5,900,000	6,328,885
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	6,460,000	7,419,310

Total Metals & Mining				25,786,896

TOTAL MATERIALS				39,266,778

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,580,000		$2,684,026	(c)

TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.0%
AT&T Inc., Senior Notes	5.150%	2/14/50	2,770,000		2,805,282
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	2,170,000		2,332,845	(a)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	3,410,000		3,472,131	(a)
British Telecommunications PLC, Bonds	9.125%	12/15/30	1,710,000		2,651,652
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,900,000		3,150,125	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000		247,706

Total Diversified Telecommunication Services					14,659,741

Wireless Telecommunication Services - 0.7%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	980,000		1,075,746	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	200,000		212,000	(a)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,310,000		2,477,706
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	816,000		882,300	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	4,810,000		5,539,773	(a)

Total Wireless Telecommunication Services					10,187,525

TOTAL TELECOMMUNICATION SERVICES					24,847,266

UTILITIES - 0.8%
Electric Utilities - 0.6%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,030,000		1,394,080
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	1,770,000		1,811,869
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,210,000		1,580,771
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	300,000		390,882
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	3,400,000		3,765,500	(c)

Total Electric Utilities					8,943,102

Independent Power and Renewable Electricity Producers - 0.2%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	230,000		237,187	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	915,837		874,624
NTPC Ltd., Senior Secured Bonds	6.720%	11/24/21	50,000,000	INR	778,273

Total Independent Power and Renewable Electricity Producers					1,890,084

TOTAL UTILITIES					10,833,186

TOTAL CORPORATE BONDS & NOTES (Cost - $339,646,459)					360,871,007

ASSET-BACKED SECURITIES - 6.2%
AASET, 2014-1 B	7.375%	12/15/29	1,410,720		1,430,188	(d)
Access Group Inc., 2004-A B1 (28 day Auction Rate Security)	2.334%	7/1/39	7,400,000		7,058,616	(d)
American Money Management Corp., 2016-18A D (3 mo. USD LIBOR + 5.000%)	6.317%	5/26/28	2,000,000		2,022,256	(a)(d)
American Money Management Corp., 2017-20A E (3 mo. USD LIBOR + 5.810%)	7.114%	4/17/29	2,300,000		2,211,714	(a)(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1 (1 mo. USD LIBOR + 1.035%)	2.267%	7/25/32	159,156		158,012	(d)
Ares CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	7.864%	10/15/29	3,700,000		3,654,046	(a)(d)
Asset-Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4 (1 mo. USD LIBOR + 0.945%)	2.177%	4/25/35	1,210,655		1,217,073	(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Avery Point CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	6.812%	8/5/27	750,000	$732,646	(a)(d)
Babson CLO Ltd., 2017-1A F (3 mo. USD LIBOR + 7.450%)	8.731%	7/18/29	1,680,000	1,524,010	(a)(d)
Benefit Street Partners CLO Ltd., 2014-IVA CR (3 mo. USD LIBOR + 4.050%)	5.357%	1/20/29	1,500,000	1,520,560	(a)(d)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.032%	7/20/31	3,250,000	3,262,269	(a)(d)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.085%	4/20/29	3,300,000	3,188,031	(a)(d)
Citigroup Mortgage Loan Trust Inc., 2007-WFH4 M1 (1 mo. USD LIBOR + 1.650%)	2.882%	7/25/37	3,063,000	3,017,055	(d)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	2,490,000	2,536,565	(a)
Countrywide Home Equity Loan Trust, 2007-A A (1 mo. USD LIBOR + 0.120%)	1.347%	4/15/37	2,566,131	2,355,587	(d)
Credit-Based Asset Servicing and Securitization LLC, 2006-CB1 AV1 (1 mo. USD LIBOR + 0.480%)	1.712%	1/25/36	2,838,854	2,799,271	(d)
Dryden Senior Loan Fund, 2015-40A E (3 mo. USD LIBOR + 5.950%)	7.265%	8/15/28	2,590,000	2,591,588	(a)(d)
Encore Credit Receivables Trust, 2005-4 M5 (1 mo. USD LIBOR + 0.650%)	1.882%	1/25/36	3,160,000	2,392,099	(d)
Fremont Home Loan Trust, 2006-B 2A2 (1 mo. USD LIBOR + 0.100%)	1.332%	8/25/36	404,895	191,226	(d)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	6.507%	7/20/27	3,500,000	3,478,923	(a)(d)
Greenpoint Manufactured Housing, 1999-3 2A2 (1 year Treasury Constant Maturity Rate + 3.800%)	4.890%	6/19/29	150,000	145,232	(d)(i)
Greenpoint Manufactured Housing, 2001-2 IA2 (Auction Rate Security)	4.726%	2/20/32	250,000	238,281	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2 (Auction Rate Security)	4.724%	3/13/32	350,000	334,333	(d)
Hertz Vehicle Financing LLC, 2016-2A C	4.990%	3/25/22	3,260,000	3,277,005	(a)
Indymac Manufactured Housing Contract, 1998-2 A2	6.170%	8/25/29	25,498	25,682
Jamestown CLO Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	8.054%	1/15/28	1,500,000	1,500,638	(a)(d)
Lehman XS Trust, 2006-16N A4B (1 mo. USD LIBOR + 0.240%)	1.472%	11/25/46	53,630	25,025	(d)
Lehman XS Trust, 2006-GP3 2A2 (1 mo. USD LIBOR + 0.220%)	1.452%	6/25/46	15,184	8,706	(d)
Madison Park Funding Ltd., 2014-15A DR (3 mo. USD LIBOR + 5.440%)	6.757%	1/27/26	750,000	747,216	(a)(d)
MASTR Specialized Loan Trust, 2006-3 A (1 mo. USD LIBOR + 0.260%)	1.492%	6/25/46	194,773	183,697	(a)(d)
MidOcean Credit CLO, 2017-7A D (3 mo. USD LIBOR + 3.880%)	5.199%	7/15/29	1,500,000	1,504,575	(a)(d)
National Collegiate Student Loan Trust, 2007-4 A3L (1 mo. USD LIBOR + 0.850%)	2.082%	3/25/38	5,132,992	3,533,994	(d)
Neuberger Berman CLO Ltd., 2015-19A D (3 mo. USD LIBOR + 5.250%)	6.408%	7/15/27	2,500,000	2,407,235	(a)(d)
Oaktree CLO Ltd., 2015-1A D (3 mo. USD LIBOR + 5.600%)	6.907%	10/20/27	1,400,000	1,381,946	(a)(d)
Ocean Trails CLO, 2016-6A E (3 mo. USD LIBOR + 7.750%)	9.054%	7/15/28	750,000	765,000	(a)(d)
Option One Mortgage Loan Trust, 2005-1 A4 (1 mo. USD LIBOR + 0.800%)	2.032%	2/25/35	120,926	120,977	(d)
Option One Mortgage Loan Trust, 2007-FXD2 1A1	5.820%	3/25/37	2,854,293	2,813,676
RAAC Series, 2005-SP2 2A (1 mo. USD LIBOR + 0.300%)	1.532%	6/25/44	1,439,330	1,274,768	(d)
Receivables Acquisition LLC, 2017-1 A2B	7.226%	9/16/19	7,909,166	7,909,166	(i)
SLM Student Loan Trust, 2008-8 A4 (3 mo. USD LIBOR + 1.500%)	2.814%	4/25/23	2,725,000	2,790,012	(d)
Symphony CLO Ltd., 2014-14A D2 (3 mo. USD LIBOR + 3.600%)	4.904%	7/14/26	1,500,000	1,515,391	(a)(d)
Thayer Park CLO Ltd., 2017-1A C (3 mo. USD LIBOR + 3.700%)	4.788%	4/20/29	1,750,000	1,780,394	(a)(d)
Towd Point Mortgage Trust, 2017-1 A1	2.750%	10/25/56	2,668,645	2,698,568	(a)(d)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,088,899	3,072,249
Voya CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.020%)	7.325%	6/7/30	1,300,000	1,258,916	(a)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $86,431,497)				88,654,417

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(j) - 12.0%
Banc of America Funding Corp., 2015-R2 04A1 (1 mo. USD LIBOR + 0.165%)	1.399%	9/29/36	2,166,890	$2,107,596	(a)(d)
Banc of America Funding Corp., 2015-R2 04A2 (1 mo. USD LIBOR + 0.165%)	1.618%	9/29/36	15,214,776	9,196,419	(a)(d)
Banc of America Funding Corp., 2015-R2 09A2	1.642%	3/27/36	5,785,479	4,231,499	(a)(d)
Banc of America Funding Corp., 2015-R2 10A1 (1 mo. USD LIBOR + 0.190%)	1.424%	6/29/37	1,805,384	1,760,395	(a)(d)
Banc of America Funding Corp., 2015-R4 6A1 (1 mo. USD LIBOR + 0.140%)	1.372%	8/27/36	2,721,984	2,658,071	(a)(d)
Banc of America Mortgage Securities Inc., 2004-A 1A1 (12 mo. USD LIBOR + 1.870%)	3.497%	2/25/34	15,477	15,511	(d)
BBCCRE Trust, 2015-GTP E	4.715%	8/10/33	6,700,000	5,655,219	(a)(d)(i)
Bear Stearns Alt-A Trust, 2004-11 1A2 (1 mo. USD LIBOR + 0.840%)	2.072%	11/25/34	18,422	18,350	(d)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1 (1 mo. USD LIBOR + 0.160%)	1.392%	1/25/37	2,978,254	2,643,000	(d)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	240,000	127,795
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	1,065,736	669,933	(d)
CGBAM Commercial Mortgage Trust, 2016-IMC E (1 mo. USD LIBOR + 7.400%)	8.628%	11/15/21	5,240,000	5,095,685	(a)(d)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	267,091	252,907
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.395%	12/10/49	3,230,000	1,938,008	(d)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1 (1 mo. USD LIBOR + 0.260%)	1.492%	11/25/35	233,009	188,447	(d)
Commercial Mortgage Trust, 2013-CR09 E	4.397%	7/10/45	1,552,000	1,162,637	(a)(d)
Commercial Mortgage Trust, 2013-CR12 E	5.252%	10/10/46	630,000	466,726	(a)(d)
Commercial Mortgage Trust, 2016-SAVA B (1 mo. USD LIBOR + 2.300%)	3.527%	10/15/34	2,610,000	2,627,535	(a)(d)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	1,719,203	1,549,712
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO (-1.000 × 1 mo. USD LIBOR + 5.100%)	3.868%	11/25/35	8,555,095	1,131,740	(d)
Countrywide Alternative Loan Trust, 2005-76 3A1 (1 mo. USD LIBOR + 0.260%)	1.492%	1/25/46	158,387	144,306	(d)
Countrywide Alternative Loan Trust, 2006-04CB 1A4, IO (-1.000 × 1 mo. USD LIBOR + 5.300%)	4.068%	4/25/36	10,586,027	2,049,621	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO (-1.000 × 1 mo. USD LIBOR + 5.500%)	4.268%	4/25/36	5,937,069	1,027,057	(d)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO (-1.000 × 1 mo. USD LIBOR + 5.600%)	4.368%	7/25/36	3,624,305	590,126	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1 (1 year Treasury Constant Maturity Rate + 1.690%)	2.523%	6/19/31	6,540	6,533	(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(j) - (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-60 1A1 (12 mo. USD LIBOR + 1.910%)	3.487%	2/25/34	102,205	$102,508	(d)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.454%	6/15/38	410,749	223,808	(d)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	6,392,682	5,931,994
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	6,234,526	6,181,713	(d)
Credit Suisse Mortgage Trust, 2014-11R 09A2 (1 mo. USD LIBOR + 0.140%)	1.372%	10/27/36	5,380,000	3,478,197	(a)(d)
Credit Suisse Mortgage Trust, 2014-11R 14A1 (1 mo. USD LIBOR + 0.200%)	1.432%	6/27/46	2,109,725	2,089,322	(a)(d)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,070,000	969,834	(a)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	4,280,000	3,701,642	(a)
Credit Suisse Mortgage Trust, 2015-02R 3A1	1.442%	4/27/36	2,104,063	2,037,314	(a)(d)
Credit Suisse Mortgage Trust, 2015-02R 7A1	2.875%	8/27/36	1,649,113	1,700,643	(a)(d)
Credit Suisse Mortgage Trust, 2015-02R 7A2	2.875%	8/27/36	3,860,789	3,469,795	(a)(d)
Credit Suisse Mortgage Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.620%)	8.847%	7/15/32	9,800,000	9,762,770	(a)(d)
CSAIL Commercial Mortgage Trust, 2015-C4 E	3.737%	11/15/48	1,790,000	1,356,913	(d)
CSAIL Commercial Mortgage Trust, 2016-C7 D	4.540%	11/15/49	2,170,000	1,691,787	(a)(d)
Deutsche Mortgage Securities Inc., 2004-4 7AR2 (1 mo. USD LIBOR + 0.450%)	1.682%	6/25/34	47,443	44,342	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2013-DN1 M2 (1 mo. USD LIBOR + 7.150%)	8.382%	7/25/23	1,070,000	1,306,549	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	11.982%	3/25/25	3,943,699	5,036,653	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 M2 (1 mo. USD LIBOR + 1.300%)	2.532%	3/25/29	3,120,000	3,156,019	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	4.682%	10/25/29	3,080,000	3,226,333	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.769%	7/25/21	1,549,277	80,689	(d)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	96,985	112,305
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	1,319,890	141,104
Federal National Mortgage Association (FNMA) - CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	6.132%	11/25/24	5,928,477	6,728,072	(d)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1M2 (1 mo. USD LIBOR + 3.000%)	4.234%	10/25/29	5,540,000	5,643,298	(a)(d)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1 (6 mo. USD LIBOR + 1.880%)	3.468%	2/25/36	157,621	135,480	(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	14,693,088	111,578	(a)
GE Business Loan Trust, 2006-1A C (1 mo. USD LIBOR + 0.420%)	1.647%	5/15/34	478,845	442,901	(a)(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	396,716	342,370	(d)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.567%	9/16/46	10,023,774	195,048	(d)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.311%	2/16/53	3,998,923	100,507	(d)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.073%	9/16/44	5,367,374	293,305	(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(j) - (continued)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	0.804%	6/16/55	759,131	$34,388	(d)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	0.388%	2/16/48	1,201,757	47,497	(d)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.891%	9/16/55	4,653,795	256,553	(d)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.658%	1/16/55	68,604,461	2,181,145	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1 (1 mo. USD LIBOR + 0.230%)	1.462%	4/25/36	154,173	148,648	(d)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	265,924	250,928
GS Mortgage Securities Trust, 2013-GC14 F	4.922%	8/10/46	890,000	685,501	(a)(d)
GS Mortgage Securities Trust, 2014-GC24 D	4.662%	9/10/47	2,500,000	2,074,264	(a)(d)
GS Mortgage Securities Trust, 2015-GC28	4.471%	2/10/48	2,000,000	1,626,119	(a)(d)
GS Mortgage Securities Trust, 2015-GS1 D	3.268%	11/10/48	1,705,042	1,370,961
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1 (1 mo. USD LIBOR + 0.350%)	1.582%	1/25/36	1,455,613	1,267,204	(a)(d)
HarborView Mortgage Loan Trust, 2006-13 A (1 mo. USD LIBOR + 0.180%)	1.411%	11/19/46	214,953	186,436	(d)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	3.710%	6/25/36	3,344,487	2,718,611	(d)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 D	4.095%	11/15/47	2,080,000	1,679,759	(a)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 F	3.000%	2/15/48	2,700,000	1,354,442	(a)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 G	3.000%	2/15/48	2,049,500	865,405	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.138%	4/17/45	1,650,000	1,367,588	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,810,000	1,571,161	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.990%	2/12/49	6,310,000	5,051,155	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.190%	2/15/51	740,422	720,538	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M (1 mo. USD LIBOR + 6.225%)	7.452%	10/15/19	1,700,000	1,710,562	(a)(d)
JPMorgan Reremic, 2014-6 3A1 (1 mo. USD LIBOR + 0.210%)	1.442%	7/27/46	2,806,905	2,794,312	(a)(d)
Lehman Mortgage Trust, 2007-1 2A3, IO (-1.000 * 1 mo. USD LIBOR + 6.630%)	5.398%	2/25/37	4,160,439	1,222,241	(d)
MASTR ARM Trust, 2003-3 3A4 (12 mo. USD LIBOR + 1.880%)	3.034%	9/25/33	641,584	629,080	(d)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3 (12 mo. USD LIBOR + 2.000%)	3.803%	5/25/34	82,325	82,392	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	1,333,381	1,119,053	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	1,719,435	1,443,052	(a)(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	700,000	590,275	(d)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	905,689	742,209
Morgan Stanley Mortgage Loan Trust, 2004-6AR (12 mo. USD LIBOR + 2.030%)	3.773%	8/25/34	23,579	23,481	(d)
Mortgage Repurchase Agreement Financing Trust, 2016-4 A1 (1 mo. USD LIBOR + 1.200%)	2.431%	5/10/19	1,310,000	1,309,866	(a)(d)(i)

Nomura Asset Acceptance Corp., 2006-AF2 4A	4.175%	8/25/36	189,013	164,152	(d)
Residential Accredit Loans Inc., 2006-QO3 A1 (1 mo. USD LIBOR + 0.210%)	1.442%	4/25/46	4,979,522	2,847,914	(d)
Residential Accredit Loans Inc., 2006-QO3 A2 (1 mo. USD LIBOR + 0.260%)	1.492%	4/25/46	787,557	459,678	(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(j) - (continued)
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000 * 1 mo. USD LIBOR + 5.550%)	4.318%	2/25/36	11,369,963	$2,257,866	(d)
Sequoia Mortgage Trust, 2007-4 4A1	3.277%	7/20/47	1,809,983	1,638,320	(d)
Structured ARM Loan Trust, 2004-04 3A2 (6 mo. USD LIBOR + 2.020%)	3.449%	4/25/34	266,587	270,562	(d)
Structured Asset Securities Corp., 2002-08A 7A1	2.781%	5/25/32	6,090	6,120	(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	2,080,000	1,379,132	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	3,650,000	1,794,012	(a)(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Monthly Treasury Average Index + 1.000%)	1.830%	2/25/46	3,791,075	3,469,918	(d)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	1,163,643	1,174,037	(a)(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	750,000	518,505	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	1,730,000	1,072,688	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1 (1 year Treasury Constant Maturity Rate + 2.490%)	3.401%	5/25/35	70,028	70,429	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $170,787,442)				171,357,780

MORTGAGE-BACKED SECURITIES - 2.7%
FHLMC - 0.5%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	512,713	550,415
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	10/12/47	6,500,000	6,725,976	(k)

Total FHLMC				7,276,391

FNMA - 1.7%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	602,016	659,438
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	585,571	651,536
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	13,761,071	14,388,713
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	1,417,078	1,515,932
Federal National Mortgage Association (FNMA)	3.000%	10/12/47	6,900,000	6,969,269	(k)

Total FNMA				24,184,888

GNMA - 0.5%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	153,418	164,729
Government National Mortgage Association (GNMA) II	3.000%	10/23/47	6,100,000	6,217,592	(k)

Total GNMA				6,382,321

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $37,419,988)				37,843,600

MUNICIPAL BONDS - 0.4%
Florida - 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	870,000	931,300

Illinois - 0.3%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	1,470,000	1,577,457
Illinois State, GO	5.100%	6/1/33	3,100,000	3,117,825

Total Illinois				4,695,282

TOTAL MUNICIPAL BONDS (Cost - $5,360,538)				5,626,582

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.5%
Germany - 0.5%
Bundesrepublik Deutscheland, Inflation Linked Bonds	0.100%	4/15/26	5,716,989	EUR	$7,504,653	(c)

Japan - 3.0%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,120,520,000	JPY	10,569,693
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/24	1,700,000,000	JPY	15,990,995
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	103,400,000	JPY	975,356
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	1,002,000,000	JPY	9,458,093
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/26	590,531,477	JPY	5,588,119

Total Japan					42,582,256

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $48,000,858)					50,086,909

SENIOR LOANS - 5.4%
CONSUMER DISCRETIONARY - 2.1%
Diversified Consumer Services - 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	3.989%	5/2/22	1,289,975		1,298,843	(d)(l)(m)

Hotels, Restaurants & Leisure - 0.8%
1011778 B.C. Unlimited Liability Co., Term Loan B3 (3 mo. LIBOR + 2.250%)	3.489 - 3.546%	2/16/24	1,227,353		1,227,098	(d)(l)(m)
Aristocrat Leisure Ltd., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.557%	10/20/21	1,499,784		1,502,076	(d)(l)(m)
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	3.697%	9/15/23	1,460,365		1,465,436	(d)(l)(m)
CCM Merger Inc., New Term Loan B (1 mo. LIBOR + 2.750%)	3.989%	8/8/21	831,705		836,591	(d)(l)(m)
Four Seasons Hotels Ltd., New First Lien Term Loan (1 mo. LIBOR + 2.500%)	3.739%	11/30/23	825,850		829,979	(d)(l)(m)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.234%	10/25/23	1,868,763		1,877,576	(d)(l)(m)
Landry’s Inc., 2016 Term Loan B (2 mo. LIBOR + 2.750%)	3.968 - 4.008%	10/4/23	1,274,811		1,272,421	(d)(l)(m)
Mohegan Tribal Gaming Authority, 2016 Term Loan B (1 mo. LIBOR + 4.000%)	5.239%	10/13/23	1,431,791		1,444,677	(d)(l)(m)
Station Casinos LLC, 2016 Term Loan B (1 mo. LIBOR + 2.500%)	3.740%	6/8/23	1,334,679		1,335,513	(d)(l)(m)

Total Hotels, Restaurants & Leisure					11,791,367

Media - 0.7%
CBS Radio Inc., Term Loan B (1 mo. LIBOR + 3.500%)	4.736%	10/17/23	1,313,963		1,324,913	(d)(l)(m)
Charter Communications Operating LLC, 2016 Term Loan I Add (1 mo. LIBOR + 2.250%)	3.489%	1/15/24	3,126,644		3,143,797	(d)(l)(m)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.239%	12/8/23	1,105,479		1,114,317	(d)(l)(m)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	3.989%	3/15/24	1,930,697		1,918,763	(d)(l)(m)
UPC Financing Partnership, USD Term Loan AP (1 mo. LIBOR + 2.750%)	3.977%	4/15/25	1,480,000		1,485,242	(d)(l)(m)

Total Media					8,987,032

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 0.5%
Academy Ltd., 2015 Term Loan B (3 mo. LIBOR + 4.000%)	5.220 - 5.314%	7/1/22	2,011,712	$1,361,259	(d)(l)(m)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.750%)	4.981 - 4.989%	11/8/23	1,134,300	1,144,934	(d)(l)(m)
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	3.981 - 3.986%	1/30/23	1,453,799	1,452,501	(d)(l)(m)
Party City Holdings Inc., 2016 Term Loan (3 mo. LIBOR + 3.000%)	4.300 - 4.320%	8/19/22	935,462	938,020	(d)(l)(m)
Petco Animal Supplies Inc., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.311%	1/26/23	1,176,590	992,257	(d)(l)(m)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.240%	3/11/22	1,525,945	1,351,606	(d)(l)(m)

Total Specialty Retail				7,240,577

TOTAL CONSUMER DISCRETIONARY				29,317,819

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.317%	6/22/23	1,476,300	1,437,240	(d)(l)(m)

Food Products - 0.1%
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.250%)	3.490%	5/24/24	1,290,000	1,294,300	(d)(l)(m)

TOTAL CONSUMER STAPLES				2,731,540

FINANCIALS - 0.1%
Capital Markets - 0.1%
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	3.296%	3/27/23	1,303,353	1,309,157	(d)(l)(m)

HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.1%
DJO Finance LLC, 2015 Term Loan (1 mo. LIBOR + 3.250%)	4.482 - 4.489%	6/8/20	987,406	984,443	(d)(l)(m)

Health Care Providers & Services - 0.5%
Air Medical Group Holdings Inc., Term Loan B (1 mo. LIBOR + 3.250%)	4.489%	4/28/22	2,111,814	2,059,458	(d)(l)(m)
DaVita HealthCare Partners Inc., Term Loan B (1 mo. LIBOR + 2.750%)	3.989%	6/24/21	992,327	1,000,390	(d)(l)(m)
HCA Inc., Term Loan B8 (1 mo. LIBOR + 2.250%)	3.489%	2/15/24	1,124,357	1,131,284	(d)(l)(m)
Jaguar Holding Co. II, 2017 Term Loan (1 mo. LIBOR + 2.750%)	3.989 - 4.046%	8/18/22	1,977,305	1,986,327	(d)(l)(m)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 3.000%)	4.296%	6/7/23	1,054,697	1,060,254	(d)(l)(m)
RadNet Inc., Reprice Term Loan (3 mo. LIBOR + 2.750%)	5.060 - 7.000%	6/30/23	849,907	850,969	(d)(i)(l)(m)

Total Health Care Providers & Services				8,088,682

Health Care Technology - 0.1%
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	3.989%	3/1/24	947,625	949,270	(d)(l)(m)

TOTAL HEALTH CARE				10,022,395

INDUSTRIALS - 0.7%
Air Freight & Logistics - 0.2%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 (1 mo. LIBOR + 2.750%)	3.981%	3/20/22	1,400,000	1,406,029	(d)(l)(m)
XPO Logistics Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.554%	11/1/21	1,824,047	1,829,109	(d)(l)(m)

Total Air Freight & Logistics				3,235,138

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - 0.1%
American Airlines Inc., 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.234%	6/26/20	1,462,529	$1,465,187	(d)(l)(m)

Building Products - 0.0%
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	3.989%	11/15/23	646,750	645,214	(d)(l)(m)

Commercial Services & Supplies - 0.1%
Brickman Group Ltd. LLC, First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.228 - 4.239%	12/18/20	1,266,668	1,271,220	(d)(l)(m)

Professional Services - 0.1%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.239%	4/10/23	1,286,449	1,289,895	(d)(l)(m)

Trading Companies & Distributors - 0.1%
Delos Finance Sarl, 2017 Term Loan B (3 mo. LIBOR + 2.000%)	3.296%	9/6/23	1,000,000	1,004,792	(d)(l)(m)

Transportation Infrastructure - 0.1%
Flying Fortress Inc., 2017 Term Loan (3 mo. LIBOR + 2.000%)	3.296%	10/30/22	1,210,000	1,217,563	(d)(i)(l)(m)

TOTAL INDUSTRIALS				10,129,009

INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment, Instruments & Components - 0.0%
Zebra Technologies Corp., 2017 Term Loan B (3 mo. LIBOR + 2.000%)	3.314%	10/27/21	1,121,308	1,123,068	(d)(l)(m)

IT Services - 0.1%
First Data Corp., 2017 Term Loan (1 mo. LIBOR + 2.500%)	3.736%	4/26/24	1,354,183	1,356,638	(d)(l)(m)

Software - 0.1%
Almonde Inc., USD First Lien Term Loan (3 mo. LIBOR + 3.500%)	4.817%	6/13/24	1,230,000	1,233,998	(d)(l)(m)

Technology Hardware, Storage & Peripherals - 0.1%
Dell Inc., Term Loan A2 (1 mo. LIBOR + 2.250%)	3.490%	9/7/21	1,273,886	1,277,336	(d)(l)(m)

TOTAL INFORMATION TECHNOLOGY				4,991,040

MATERIALS - 0.4%
Construction Materials - 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	3.739%	10/31/23	1,341,201	1,345,392	(d)(l)(m)

Containers & Packaging - 0.3%
Berry Plastics Group Inc., Term Loan M (1 mo. LIBOR + 2.250%)	3.481 - 3.489%	10/1/22	1,216,132	1,217,936	(d)(l)(m)(n)
BWAY Holding Co., 2017 Term Loan B (1 mo. LIBOR + 3.250%)	4.481%	4/3/24	1,290,000	1,293,225	(d)(l)(m)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 3.000%)	4.239%	2/5/23	1,627,908	1,631,978	(d)(l)(m)

Total Containers & Packaging				4,143,139

TOTAL MATERIALS				5,488,531

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Communications Sales & Leasing Inc., 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.239%	10/24/22	1,216,942		$1,178,533	(d)(l)(m)
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 mo. LIBOR + 2.250%)	3.489%	4/25/23	1,659,000		1,664,704	(d)(l)(m)

Total Equity Real Estate Investment Trusts (REITs)					2,843,237

Real Estate Management & Development - 0.1%
CityCenter Holdings LLC, 2017 Term Loan B (3 mo. LIBOR + 2.500%)	3.734%	4/18/24	1,210,000		1,214,160	(d)(l)(m)
Realogy Corp., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.489%	7/20/22	394,020		396,523	(d)(l)(m)

Total Real Estate Management & Development					1,610,683

TOTAL REAL ESTATE					4,453,920

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.2%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	2.750%	1/31/25	1,280,000		1,253,600	(d)(l)(m)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.485%	2/22/24	1,270,000		1,271,191	(d)(l)(m)
Virgin Media Bristol LLC, USD Term Loan I (1 mo. LIBOR + 2.750%)	3.977%	1/31/25	1,236,199		1,240,449	(d)(l)(m)

Total Diversified Telecommunication Services					3,765,240

Wireless Telecommunication Services - 0.2%
CSC Holdings LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 2.250%)	3.478%	7/17/25	1,287,087		1,283,769	(d)(l)(m)
Sprint Communications Inc., First Lien Term Loan B (1 mo. LIBOR + 2.500%)	3.750%	2/2/24	1,197,000		1,200,367	(d)(l)(m)

Total Wireless Telecommunication Services					2,484,136

TOTAL TELECOMMUNICATION SERVICES					6,249,376

UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan (1 mo. LIBOR + 3.000%)	4.234%	6/30/18	2,630,000		2,644,794	(d)(l)(m)

TOTAL SENIOR LOANS (Cost - $78,458,841)					77,337,581

SOVEREIGN BONDS - 9.1%
Argentina - 1.7%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	1,720,000		1,801,356	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,750,000		2,021,250	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	2,270,000		2,455,459	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	33,540,000	ARS	1,930,818
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	26.250%	6/21/20	47,180,000	ARS	2,925,733	(d)
Republic of Argentina, Bonds	18.200%	10/3/21	108,980,000	ARS	6,462,940
Republic of Argentina, Senior Bonds	5.625%	1/26/22	2,730,000		2,862,405
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,350,000		1,512,675
Republic of Argentina, Senior Bonds	7.125%	7/6/36	340,000		357,170
Republic of Argentina, Senior Bonds	7.625%	4/22/46	360,000		395,100
Republic of Argentina, Senior Notes	6.875%	1/26/27	1,100,000		1,186,900

Total Argentina					23,911,806

Brazil - 1.2%
Federative Republic of Brazil, Notes	10.000%	1/1/21	33,504,000	BRL	10,900,066
Federative Republic of Brazil, Notes	10.000%	1/1/23	13,490,000	BRL	4,343,360
Federative Republic of Brazil, Notes	10.000%	1/1/25	5,000,000	BRL	1,596,661

Total Brazil					16,840,087

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Ecuador - 0.5%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	750,000		$805,313	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	1,420,000		1,562,000	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	1,680,000		1,650,600	(c)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	960,000		1,011,600	(a)
Republic of Ecuador, Senior Notes	9.625%	6/2/27	1,650,000		1,730,437	(a)

Total Ecuador					6,759,950

Ghana - 0.3%
Republic of Ghana, Bonds	10.750%	10/14/30	3,080,000		3,997,224	(a)

Guatemala - 0.1%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	2,200,000		2,183,500	(a)

India - 2.7%
Republic of India, Senior Bonds	6.840%	12/19/22	580,000,000	INR	9,226,542
Republic of India, Senior Bonds	7.350%	6/22/24	600,000,000	INR	9,717,454
Republic of India, Senior Bonds	7.590%	1/11/26	600,000,000	INR	9,837,659
Republic of India, Senior Bonds	7.590%	3/20/29	600,000,000	INR	9,851,981

Total India					38,633,636

Indonesia - 0.2%
Republic of Indonesia, Senior Notes	4.625%	4/15/43	1,310,000		1,360,922	(c)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	1,180,000		1,298,497	(c)

Total Indonesia					2,659,419

Mexico - 2.1%
United Mexican States, Senior Bonds	6.500%	6/9/22	338,026,900	MXN	18,751,827
United Mexican States, Senior Bonds	10.000%	12/5/24	19,150,000	MXN	1,272,007
United Mexican States, Senior Bonds	7.750%	11/13/42	117,201,900	MXN	6,989,735
United Mexican States, Senior Bonds	8.000%	11/7/47	55,430,000	MXN	3,403,994

Total Mexico					30,417,563

Russia - 0.2%
Russian Federal Bond, Bonds	8.150%	2/3/27	52,000,000	RUB	933,015
Russian Federal Bond, Bonds	7.050%	1/19/28	3,793,000	RUB	63,194
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	1,600,000		1,752,227	(a)

Total Russia					2,748,436

Uruguay - 0.1%
Republic of Uruguay, Senior Notes	9.875%	6/20/22	61,530,000	UYU	2,269,096	(a)

TOTAL SOVEREIGN BONDS (Cost - $133,902,397)					130,420,717

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 20.3%
U.S. Government Agencies - 4.2%
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.750%	4/9/18	58,159,000		58,018,197
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,929,983

Total U.S. Government Agencies					59,948,180

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Obligations - 16.1%
U.S. Treasury Bonds	3.750%	11/15/43	12,860,000	$15,457,620
U.S. Treasury Bonds	3.000%	5/15/45	19,800,000	20,920,711
U.S. Treasury Bonds	2.500%	2/15/46	6,530,000	6,236,150
U.S. Treasury Bonds	3.000%	2/15/47	40,460,000	42,730,343
U.S. Treasury Bonds	3.000%	5/15/47	14,170,000	14,972,321
U.S. Treasury Notes	0.625%	4/30/18	30,000	29,885
U.S. Treasury Notes (3 mo. Treasury Money Market Yield + 0.174%)	1.197%	7/31/18	45,080,000	45,161,212	(d)
U.S. Treasury Notes	1.625%	7/31/19	630,000	633,544
U.S. Treasury Notes	1.375%	2/15/20	900,000	900,123
U.S. Treasury Notes	1.625%	6/30/20	650,000	653,758
U.S. Treasury Notes	1.375%	10/31/20	10,000,000	9,968,945
U.S. Treasury Notes	1.375%	1/31/21	390,000	388,225
U.S. Treasury Notes	1.375%	4/30/21	7,270,000	7,223,427
U.S. Treasury Notes	1.125%	6/30/21	1,680,000	1,651,748
U.S. Treasury Notes	1.875%	1/31/22	110,000	111,001
U.S. Treasury Notes	1.875%	4/30/22	1,910,000	1,925,481
U.S. Treasury Notes	2.000%	11/30/22	6,610,000	6,690,818
U.S. Treasury Notes	1.375%	8/31/23	2,530,000	2,461,909
U.S. Treasury Notes	2.125%	3/31/24	16,560,000	16,783,172
U.S. Treasury Notes	2.000%	5/31/24	14,670,000	14,741,344
U.S. Treasury Notes	2.000%	2/15/25	15,810,000	15,818,028
U.S. Treasury Notes	2.250%	11/15/25	2,820,000	2,864,007
U.S. Treasury Notes	2.375%	5/15/27	2,490,000	2,544,372

Total U.S. Government Obligations				230,868,144

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $286,226,867)				290,816,324

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.8%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	2,959,402	2,898,301
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	2,385,793	2,670,898
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	4,098,388	3,969,458
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	2,935,935	3,025,581
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	5,763,666	5,775,174
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	10,413,059	10,233,633
U.S. Treasury Notes, Inflation Indexed	0.375%	1/15/27	11,529,521	11,521,711

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $39,594,991)				40,094,756

			SHARES
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Consumer Finance - 0.1%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%) (Cost- $1,171,775)	7.100%		47,249	1,234,144	(d)

	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.2%
Exchange-Traded Purchased Options - 0.2%
Eurodollar Futures, Put @ $98.00	3/19/18	2,538	6,345,000	15,863
U.S. Treasury 5-Year Notes Futures, Call @ $119.00	9/22/17	405	405,000	34,805
U.S. Treasury 5-Year Notes Futures, Put @ $113.00	11/24/17	892	892,000	13,938
U.S. Treasury 5-Year Notes Futures, Put @ $113.50	11/24/17	347	347,000	8,133
U.S. Treasury 5-Year Notes Futures, Put @ $114.25	11/24/17	207	207,000	4,852
U.S. Treasury 5-Year Notes Futures, Put @ $115.25	10/27/17	3	3,000	47
U.S. Treasury 10-Year Notes Futures, Call @ $127.00	10/27/17	1,541	1,541,000	1,203,906
U.S. Treasury 10-Year Notes Futures, Call @ $127.50	9/22/17	2,765	2,765,000	691,250
U.S. Treasury 10-Year Notes Futures, Call @ $134.00	10/27/17	5,293	5,293,000	165,406
U.S. Treasury 10-Year Notes Futures, Put @ $125.50	9/22/17	1,351	1,351,000	84,437
U.S. Treasury Long-Term Bonds Futures, Call @ $157.00	9/22/17	534	534,000	383,812

Total Exchange-Traded Purchased Options (Cost - $1,960,521)				2,606,449

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

SECURITY	COUNTERPARTY	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT †	VALUE
OTC Purchased Options - 0.0%
U.S. Dollar/Russian Ruble, Put @ 59.00RUB (Cost - $121,524)	Barclays Bank PLC	9/22/17	9,840,000	9,840,000	$179,058

TOTAL PURCHASED OPTIONS (Cost - $2,082,045)					2,785,507

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,229,083,698)					1,257,129,324

	RATE	MATURITY DATE		FACE AMOUNT†
SHORT-TERM INVESTMENTS - 10.5%
U.S. Government Agencies - 4.4%
Federal Home Loan Bank (FHLB), Discount Notes	0.899%	9/29/17		12,500,000	12,491,299	(o)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.883%	9/5/17		50,000,000	49,995,111	(o)

Total U.S. Government Agencies (Cost - $62,486,410)					62,486,410

				SHARES
Money Market Funds - 6.1%
Western Asset Government Cash Management Portfolio LLC (Cost - $88,043,887)	1.047%			88,043,887	88,043,887	(p)

TOTAL SHORT-TERM INVESTMENTS (Cost - $150,530,297)					150,530,297

TOTAL INVESTMENTS - 98.5% (Cost - $1,379,613,995)					1,407,659,621
Other Assets in Excess of Liabilities - 1.5%					21,625,931

TOTAL NET ASSETS - 100.0%					$1,429,285,552

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities is currently in default as of August 31, 2017.

(g)	Value is less than $1.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	Security is valued using significant unobservable inputs (See Note 1).

(j)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	This security is traded on a to-be-announced (“TBA”) basis. At August 31, 2017, the Fund held TBA securities with a total cost of $19,864,793.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of August 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(o)	Rate shown represents yield-to-maturity.

(p)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At August 31, 2017, the total market value of investments in Affiliated Companies was $88,043,887 and the cost was $88,043,887 (See Note 2).

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GO	— General Obligation
INR	— Indian Rupee
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
RUB	— Russian Ruble
UYU	— Uruguayan Peso

SCHEDULE OF WRITTEN OPTIONS SCHEDULE OF EXCHANGE-TRADED WRITTEN OPTIONS

SECURITY		EXPIRATION DATE	STRIKE PRICE		CONTRACTS	NOTIONAL AMOUNT	VALUE
U.S. Treasury 5-Year Notes Futures, Call		9/22/17	$119.50		405	$405,000	$12,656
U.S. Treasury 10-Year Notes Futures, Call		9/22/17	128.50		805	805,000	62,891
U.S. Treasury 10-Year Notes Futures, Call		9/22/17	129.00		866	866,000	40,594
U.S. Treasury 10-Year Notes Futures, Call		10/27/17	129.50		873	873,000	122,766
U.S. Treasury 10-Year Notes Futures, Call		11/24/17	127.00		1,340	1,340,000	1,319,063
U.S. Treasury 10-Year Notes Futures, Call		11/24/17	130.00		1,351	1,351,000	274,422
U.S. Treasury 10-Year Notes Futures, Call		11/24/17	129.50		541	541,000	143,703
U.S. Treasury 10-Year Notes Futures, Put		9/22/17	124.00		805	805,000	12,578
U.S. Treasury 10-Year Notes Futures, Put		11/24/17	123.00		1,351	1,351,000	126,656
U.S. Treasury Long-Term Bonds Futures, Call		9/22/17	154.00		268	268,000	653,250
U.S. Treasury Long-Term Bonds Futures, Call		9/22/17	159.00		534	534,000	133,500
U.S. Treasury Long-Term Bonds Futures, Put		10/27/17	149.00		534	534,000	91,781

TOTAL EXCHANGE-TRADED WRITTEN OPTIONS (Premiums received - $2,350,266)							$2,993,860

SCHEDULE OF OTC WRITTEN OPTIONS

	COUNTERPARTY
U.S. Dollar/Russian Ruble, Call (Premiums received - $120,737)	Barclays Bank PLC	9/22/17	64.50	RUB	9,840,000	$9,840,000	$179,058

TOTAL WRITTEN OPTIONS (Premiums received - $2,471,003)							$3,172,918

Abbreviation used in this schedule:

RUB	— Russian Ruble

At August 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	208	12/18	$50,906,038	$51,157,600	$251,562
Australian 10-Year Bonds	411	9/17	42,299,684	42,033,177	(266,507)
Euro BTP	173	9/17	27,544,357	28,284,894	740,537
U.S. Treasury 2-Year Notes	3	12/17	648,807	648,938	131
U.S. Treasury 5-Year Notes	1,449	12/17	171,341,778	171,706,500	364,722
U.S. Treasury Long-Term Bonds	2,419	12/17	375,633,205	377,590,781	1,957,576
U.S. Treasury Ultra Long-Term Bonds	326	12/17	54,573,333	55,114,375	541,042

					3,589,063

Contracts to Sell:
90-Day Eurodollar	261	9/17	64,362,089	64,387,069	(24,980)
90-Day Eurodollar	1,297	12/17	319,636,697	319,661,862	(25,165)
90-Day Eurodollar	454	12/19	110,750,849	111,474,025	(723,176)
Euro-Bund	1,048	9/17	205,299,697	205,952,539	(652,842)
Euro-Bund	554	12/17	106,933,323	106,979,065	(45,742)
Euro-Buxl	63	12/17	12,520,108	12,511,232	8,876
Euro-Schatz	330	12/17	44,064,908	44,061,913	2,995
Japanese 10-Year Bonds	96	9/17	131,605,796	131,964,524	(358,728)
U.S. Treasury 10-Year Notes	2,730	12/17	345,348,855	346,667,344	(1,318,489)

					(3,137,251)

Net unrealized appreciation on open futures contracts					$451,812

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

At August 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	312,124,800	USD	5,108,509	Barclays Bank PLC	9/25/17	$251,727
USD	5,116,800	RUB	312,124,800	Goldman Sachs Group Inc.	9/25/17	(243,436)
INR	1,111,124,532	USD	16,937,358	Barclays Bank PLC	10/18/17	355,999
EUR	7,000,000	USD	8,179,143	Bank of America N.A.	10/19/17	173,619
TWD	190,020,000	USD	6,342,457	Bank of America N.A.	10/19/17	(34,542)
USD	6,109,266	KRW	7,064,450,000	Bank of America N.A.	10/19/17	(158,132)
ZAR	80,390,000	USD	5,839,114	Bank of America N.A.	10/19/17	297,187
CAD	34,703,930	USD	26,992,141	Barclays Bank PLC	10/19/17	812,622
CAD	9,260,000	USD	7,369,971	Barclays Bank PLC	10/19/17	49,134
EUR	2,672,226	USD	3,078,746	Barclays Bank PLC	10/19/17	109,892
EUR	1,402,000	USD	1,644,697	Barclays Bank PLC	10/19/17	28,242
EUR	10,300,000	USD	12,195,715	Barclays Bank PLC	10/19/17	94,778
GBP	7,245,424	USD	9,399,851	Barclays Bank PLC	10/19/17	(16,775)
MXN	203,686,342	USD	11,428,286	Barclays Bank PLC	10/19/17	(116,051)
NOK	62,360,000	USD	7,472,314	Barclays Bank PLC	10/19/17	573,490
USD	992,379	AUD	1,307,000	Barclays Bank PLC	10/19/17	(46,058)
USD	722,189	AUD	910,000	Barclays Bank PLC	10/19/17	(824)
USD	6,533,871	CAD	8,430,000	Barclays Bank PLC	10/19/17	(220,239)
USD	4,906,841	CAD	6,230,000	Barclays Bank PLC	10/19/17	(84,630)
USD	3,281,825	CAD	4,110,000	Barclays Bank PLC	10/19/17	(11,104)
USD	18,592,701	CNY	127,360,000	Barclays Bank PLC	10/19/17	(670,182)
USD	878,179	EUR	750,000	Barclays Bank PLC	10/19/17	(16,760)
USD	94,346	EUR	80,000	Barclays Bank PLC	10/19/17	(1,114)
USD	682,603	EUR	575,000	Barclays Bank PLC	10/19/17	(3,517)
USD	1,563,412	EUR	1,312,000	Barclays Bank PLC	10/19/17	(2,134)
USD	946,495	EUR	800,000	Barclays Bank PLC	10/19/17	(8,106)
USD	1,296,442	EUR	1,092,000	Barclays Bank PLC	10/19/17	(6,589)
USD	1,085,605	EUR	910,000	Barclays Bank PLC	10/19/17	(254)
USD	9,327,485	GBP	7,278,000	Barclays Bank PLC	10/19/17	(97,778)
USD	123,167	JPY	13,440,000	Barclays Bank PLC	10/19/17	663
USD	72,876	JPY	8,000,000	Barclays Bank PLC	10/19/17	(43)
USD	472,120	NZD	650,000	Barclays Bank PLC	10/19/17	5,803
BRL	42,560,000	USD	12,693,111	Citibank N.A.	10/19/17	738,623
EUR	650,000	USD	763,552	Citibank N.A.	10/19/17	12,061
IDR	149,953,543,872	USD	11,058,521	Citibank N.A.	10/19/17	136,585
USD	978,036	EUR	850,000	Citibank N.A.	10/19/17	(36,229)
USD	1,432,153	EUR	1,217,000	Citibank N.A.	10/19/17	(20,034)
USD	650,648	EUR	550,000	Citibank N.A.	10/19/17	(5,641)
USD	929,135	EUR	780,000	Citibank N.A.	10/19/17	(1,602)
USD	88,717,290	JPY	9,939,015,733	Citibank N.A.	10/19/17	(1,875,865)
USD	218,009	JPY	24,000,000	Citibank N.A.	10/19/17	(749)
USD	6,213,865	TWD	190,020,000	Citibank N.A.	10/19/17	(94,049)
MXN	465,625,600	USD	25,831,638	Goldman Sachs Group Inc.	10/19/17	28,056
RUB	1,193,192,361	USD	19,475,604	Goldman Sachs Group Inc.	10/19/17	928,734
USD	6,808,589	PHP	350,370,000	Goldman Sachs Group Inc.	10/19/17	(22,763)
USD	6,458,405	MXN	116,189,940	JPMorgan Chase & Co.	10/19/17	5,504

Total						$807,519

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

Abbreviations used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
RUB	— Russian Ruble
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

At August 31, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
NOTIONAL AMOUNT*	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
1,366,080,000SEK	3/20/19	-0.213% annually	3-Month SEK-STIBOR-SIDE quarterly	—	$(277,798)
18,590,000	6/13/21	3-Month LIBOR quarterly	1.185% semi-annually	—	(338,002)
158,930,000	5/16/23	2.000% semi-annually	3-Month LIBOR quarterly	$186,732	(1,725,138)
18,540,000	6/13/26	1.580% semi-annually	3-Month LIBOR quarterly	2,307	673,878
29,600,000	11/15/41	1.740% semi-annually	3-Month LIBOR quarterly	1,371,528	2,330,755
40,608,000	11/15/43	2.474% semi-annually	3-Month LIBOR quaterly	(28,870)	(572,039)

				$1,531,697	$91,656

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.HY.28 Index	$63,840,000	6/20/22	5.000% quarterly	$(4,628,656)	$(4,336,238)	$(292,418)
Markit CDX.NA.IG.28 Index	26,370,000	6/20/22	1.000% quarterly	(507,051)	(426,734)	(80,317)

Total	$90,210,000			$(5,135,707)	$(4,762,972)	$(372,735)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2017

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT AUGUST 31, 2017[4]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
JPMorgan Chase & Co. (Republic of Korea, 7.125%, due 4/16/19)	$11,998,000	6/20/22	0.60%	1.000% quarterly	$(218,083)	$(288,461)	$70,378

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$86,345,908	$0	*	$86,345,908
Other Corporate Bonds & Notes	—	274,525,099	—		274,525,099
Asset-Backed Securities	—	80,600,019	8,054,398		88,654,417
Collateralized Mortgage Obligations	—	164,392,695	6,965,085		171,357,780
Mortgage-Backed Securities	—	37,843,600	—		37,843,600
Municipal Bonds	—	5,626,582	—		5,626,582
Non-U.S. Treasury Inflation Protected Securities	—	50,086,909	—		50,086,909
Senior Loans:
Health Care	—	9,171,426	850,969		10,022,395
Industrials	—	8,911,446	1,217,563		10,129,009
Other Senior Loans	—	57,186,177	—		57,186,177
Sovereign Bonds	—	130,420,717	—		130,420,717
U.S. Government & Agency Obligations	—	290,816,324	—		290,816,324
U.S. Treasury Inflation Protected Securities	—	40,094,756	—		40,094,756
Preferred Stocks	$1,234,144	—	—		1,234,144
Purchased Options:
Exchange-Traded Purchased Options	2,606,449	—	—		2,606,449
OTC Purchased Options	—	179,058	—		179,058

Total Long-Term Investments	3,840,593	1,236,200,716	17,088,015		1,257,129,324

Short-Term Investments†:
U.S. Government Agencies	—	62,486,410	—		62,486,410
Money Market Funds	—	88,043,887	—		88,043,887

Total Short-Term Investments	—	150,530,297	—		150,530,297

Total Investments	$3,840,593	$1,386,731,013	$17,088,015		$1,407,659,621

Other Financial Instruments:
Futures Contracts	$3,867,441	—	—		$3,867,441
Forward Foreign Currency Contracts	—	$4,602,719	—		4,602,719
Centrally Cleared Interest Rate Swaps	—	3,004,633	—		3,004,633

Total Other Financial Instruments	$3,867,441	$7,607,352	—		$11,474,793

Total	$7,708,034	$1,394,338,365	$17,088,015		$1,419,134,414

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other Financial Instruments:
Written options:
Exchange-traded written options	$2,993,860	—	—		$2,993,860
OTC written options	—	$179,058	—		179,058
Futures Contracts	3,415,629	—	—		3,415,629
Forward Foreign Currency Contracts	—	3,795,200	—		3,795,200
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	372,735	—		372,735
Centrally Cleared Interest Rate Swaps	—	2,912,977	—		2,912,977
OTC Credit Default Swaps on Sovereign Issues - Buy Protection‡	—	218,083	—		218,083

Total	$6,409,489	$7,478,053	—		$13,887,542

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	FINANCIALS		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of May 31, 2017	$0	*	$8,396,988	$1,302,523
Accrued premiums/discounts	(994)		392	—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)[1]	994		1,092	7,343
Purchases	—		—	—
Sales	—		(344,074)	—
Transfers into Level 3[2]	—		—	5,655,219
Transfers out of Level 3	—		—	—

Balance as of August 31, 2017	$0	*	$8,054,398	$6,965,085

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2017[1]	$994		$1,092	$7,343

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	HEALTH CARE		INDUSTRIALS	TOTAL
Balance as of May 31, 2017	—		—	$9,699,511
Accrued premiums/discounts	—		$(155)	(757)
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)[1]	—		(3,018)	6,411
Purchases	—		1,220,736	1,220,736
Sales	—		—	(344,074)
Transfers into Level 3[2]	$850,969		—	6,506,188
Transfers out of Level 3	—		—	—

Balance as of August 31, 2017	$850,969		$1,217,563	$17,088,015

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2017[1]	—		$(3,018)	$6,411

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended August 31, 2017. The following transactions were effected in shares of such companies for the period ended August 31, 2017.

	Affiliate Value at May 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$274,413,887	274,413,887	$186,370,000	186,370,000	—	$43,888	—	$88,043,887

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 25, 2017

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 25, 2017